Debt (Tables)	9 Months Ended
Sep. 30, 2022
Debt Disclosure [Abstract]
Schedule of Outstanding Debt	Outstanding debt, excluding finance leases and net of remaining unamortized discount and issuance costs of $10 million and $14 million as of September 30, 2022 and December 31, 2021, respectively, consisted of the following:

	September 30, 2022	December 31, 2021
Term Loan Facility due August 2024	$354	$356
Senior Secured Notes due July 2025	219	217
Senior Unsecured Notes due July 2025	373	372
Other	20	1
Total debt	966	946
Less: short-term debt and current portion of long-term debt	24	4
	$942	$942